Form 8-K
                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 Date of Report
                                 March 13, 2006

                                    BAB, Inc.
                 (Name of small business issuer in its charter)

          Delaware                       0-31555                36-4389547
(State or other jurisdiction of   Commission file number    (I.R.S. Employer
incorporation or organization)                            Identification Number)


               500 Lake Cook Road, Suite 475, Deerfield, IL 60015
               (Address of principal executive offices) (Zip Code)

                    Issuer's telephone number (847) 948-7520

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On March 10, 2006, the Board of Directors of BAB, Inc. authorized a $0.02 per share quarterly cash dividend. The dividend is payable April 13, 2006 to shareholders of record as of March 23, 2006.



Item 9.01 Financial Statements and Exhibits

      (c) Exhibits

          The following exhibit is furnished with this report on Form 8-K.

          99.1 Press release dated March 13, 2006

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BAB, Inc.
                                (Registrant)

                             By:/s/ Michael W. Evans
                                --------------------
                                Michael W. Evans, Chief Executive Officer


Date: March 13, 2006

                               Index to Exhibits



Exhibit Number                  Description
--------------                  -----------

    99.1                        Press release dated March 13, 2006